                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

[ X ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant to Sec. 240.14a-12

                                 SENSYTECH, INC.
                                 ---------------
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1)    Title of each class of securities to which transaction applies:

                ----------------------------------------------------------------

         (2)    Aggregate number of securities to which transaction applies:

                ----------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ----------------------------------------------------------------

         (4)    Proposed maximum aggregate value of transaction:

                ----------------------------------------------------------------


         (5)    Total fee paid:

                ----------------------------------------------------------------


[   ]    Fee paid previously with preliminary materials.

         [   ] Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)     Amount Previously Paid:

                ----------------------------------------------------------------

         2)     Form, Schedule or Registration Statement No.:

                ----------------------------------------------------------------

         3)     Filing Party:

                ----------------------------------------------------------------

         4)     Date Filed:

                ----------------------------------------------------------------

                                 SENSYTECH, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 14, 2001

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sensytech, Inc. will be held at the main office of Sensytech, Inc., 8419 Terminal Road, Newington, Virginia, on Wednesday, February 14, 2001, at 10:00 a.m., local time, for the following purposes:

       (a)      To elect six members to the Board of Directors;
       (b)      To ratify the appointment of independent auditors; and
       (c) To transact such other business as may properly come before the meeting or any adjournment thereof.

       Only stockholders of record at the close of business on December 18, 2000 will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

       THE BOARD OF DIRECTORS OF SENSYTECH, INC. HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE MEETING IN PERSON. IF YOU ARE PLANNING TO ATTEND THE MEETING, PLEASE INDICATE THAT FACT BY MARKING THE APPROPRIATE LINE ON THE ACCOMPANYING PROXY FORM EVEN IF YOU DO NOT WISH TO GIVE YOUR PROXY. WHETHER YOU INTEND TO ATTEND THE MEETING OR NOT, PLEASE READ THE ENCLOSED MATERIAL, SIGN, MARK, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR STOCK PERSONALLY EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

                                      By Order of the Board of Directors,
                                      /s/ Lloyd A. Semple
                                      -----------------------------------------
                                      Lloyd A. Semple
                                      Secretary



Newington, Virginia
January 12, 2001

                                 SENSYTECH, INC.

                                 PROXY STATEMENT

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sensytech, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company ("Annual Meeting") on Wednesday, February 14, 2001, at 10:00 a.m., local time, or at any adjournment thereof, for voting on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

       Only stockholders of record as of the close of business on December 18, 2000 will be entitled to vote at the Annual Meeting or any adjournment thereof. The Company had 3,934,767 shares of Common Stock, $.01 par value (the "Common Stock"), issued and outstanding as of that date. Presence in person or by proxy of a majority of the shares of Common Stock outstanding on the record date is required for a quorum. This Proxy Statement and the accompanying form of proxy are being first sent or given to the Company's stockholders on or about January 19, 2001. Ten days before the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be open to examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the Company's principal office.

       When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein, and FOR ratification of the appointment of auditors. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

       Shares represented by a proxy in the accompanying form, unless previously revoked, will be voted at the meeting if the proxy, properly executed, is received by the Company before the close of business on February 13, 2001. Shares represented by a proxy received after that time will be voted if the proxy is received by the Company in sufficient time to permit the necessary examination and tabulation of the proxy before a vote is taken. Stockholders who execute a proxy in the accompanying form may nevertheless revoke the proxy at any time before it is exercised by giving written notice to the Secretary prior to the Annual Meeting, by executing and delivering a later dated proxy, or by voting in person at the meeting.

       Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. The six candidates for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. The ratification of the independent auditors for the Company for the current fiscal year will require the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at the Annual Meeting. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes for each proposal, other than the election of directors. Broker non-votes are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the Annual Meeting.

       The expenses of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, the officers and employees of the Company, who will receive no extra compensation therefor, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

       Common Stock is the only voting security of the Company. The following table sets forth certain information with respect to the beneficial ownership of shares of the Company's Common Stock, as of December 18, 2000, by each person who is known by the Company to have been the beneficial owner of 5% or more of the shares of Common Stock outstanding on that date. Unless otherwise noted, each stockholder exercises sole voting and investment power with respect to the shares beneficially owned.

                         PRINCIPAL HOLDERS OF SECURITIES

---------------------------------------------------------------------------------
NAME AND ADDRESS OF                            NUMBER OF         PERCENT OF
  BENEFICIAL OWNER                             SHARES(1)           CLASS
---------------------------------------------------------------------------------
S. Kent Rockwell
960 Penn Avenue, Suite 800
Pittsburgh, PA 15222                           900,394(2)           22.9
---------------------------------------------------------------------------------

S. R. Perrino
6319 Chaucer View Circle
Alexandria, VA 22304                           790,635(3)           20.1
---------------------------------------------------------------------------------

(1) The column sets forth shares of Common Stock which are deemed to be "beneficially owned" by the persons named in the table under Rule 13d-3 of the SEC.

(2) Shares held by Rockwell Holdings, Inc., over which Mr. Rockwell has sole voting and investment power.

(3) Includes 68,315 shares held of record by the 401(k) Profit Sharing Plan over which Mr. Perrino has sole voting and investment power. Excludes 10,000 shares held of record owned by Mr. Perrino's spouse as to which Mr. Perrino disclaims beneficial ownership.

                         OWNERSHIP OF EQUITY AND VOTING
                      SECURITIES BY DIRECTORS AND OFFICERS

       The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock by each person nominated for director, by each of the Executive Officers named in the Summary Compensation Table (the "Named Executive Officers") and by all nominees and executive officers as a group, as of December 18, 2000. Except as noted, each person exercises sole voting and investment power over the shares beneficially owned.

--------------------------------------------------------------------------------------------
NAME                                       NUMBER OF SHARES(1)     PERCENT OF CLASS(2)
--------------------------------------------------------------------------------------------
Charles W. Bernard                                25,800                     .6
--------------------------------------------------------------------------------------------
Donald F. Fultz                                   35,323                     .9
--------------------------------------------------------------------------------------------
Donald F. Gardner                                 77,775                    2.0
--------------------------------------------------------------------------------------------
John Irvin                                         8,621                     .2
--------------------------------------------------------------------------------------------
S. R. Perrino                                    790,635(3)                20.1
--------------------------------------------------------------------------------------------
Philip H. Power                                   27,420                     .7
--------------------------------------------------------------------------------------------
S. Kent Rockwell                                 900,394(4)                22.9
--------------------------------------------------------------------------------------------
James D. Ross                                     18,174                     .4
--------------------------------------------------------------------------------------------
John D. Sanders                                   70,210(5)                 1.8
--------------------------------------------------------------------------------------------
Lloyd A. Semple                                    3,000                     .1
--------------------------------------------------------------------------------------------
All directors and executive officers
as a group (10 persons)                        1,957,352                   49.7
--------------------------------------------------------------------------------------------

(1) The column sets forth shares of Common Stock, which are deemed to be "beneficially owned" by the persons named in the table under Rule 13d-3 of the SEC, including shares of Common Stock that may be acquired upon exercise of stock options that were exercisable as of December 18, 2000, or within the next 60 days as follows: Dr. Bernard, 25,800; Mr. Power, 3,000; and Dr. Sanders, 28,800.

(2) For purposes of calculating the percentage of Common Stock beneficially owned by any person or group, the shares issuable to such person or group upon exercise of stock options that were exercisable as of December 18, 2000, or within the next 60 days, are considered outstanding.

(3) Excludes 10,000 shares owned by Mr. Perrino's spouse as to which Mr. Perrino disclaims beneficial ownership and 68,315 shares held in the 401(k) Profit Sharing Plan over which Mr. Perrino has sole voting and investment power.

(4) Shares held by Rockwell Holdings, Inc. over which Mr. Rockwell has sole voting and investment power.

(5) Includes 550 shares owned by Dr. Sanders' spouse and 17,190 shares held in a profit sharing plan over which Dr. Sanders has sole voting and investment power.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

       The Board of Directors has the ultimate responsibility and authority for the management of the Company's business, objectives and operations. It selects the Company's executive officers, delegates authority for the conduct of the Company's day-to-day operations to those officers, and monitors their performance.

       Six directors, constituting the entire Board of Directors, will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of Stockholders or until his successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board of Directors at the Annual Meeting are listed in the table below. Each of the nominees is presently a Director of the Company.

       If, as a result of circumstances not now known or foreseen, any of the nominees are unavailable to serve as a nominee for the office of Director at the time of the Annual Meeting, proxies may be voted either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board of Directors or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The nominees receiving a plurality of the votes cast at the meeting will be elected as Directors. PROXIES SUBMITTED ON THE ACCOMPANYING PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW, UNLESS THE PROXY CARD IS MARKED OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED BELOW.

                                    NOMINEES

----------------------------------------------------------------------------------------------------------------
                                                                                               YEAR FIRST
                                           POSITIONS WITH THE COMPANY                     ELECTED OR APPOINTED
NAME                        AGE      AND PRINCIPAL OCCUPATION OR EMPLOYMENT                    DIRECTOR*
----------------------------------------------------------------------------------------------------------------
Charles W. Bernard          69       Consultant                                                   1992
----------------------------------------------------------------------------------------------------------------
John Irvin                  46       Senior Financial Manager                                     2000
----------------------------------------------------------------------------------------------------------------
S. R. Perrino               66       Director                                                     1972
----------------------------------------------------------------------------------------------------------------
Philip H. Power             62       Chairman, HomeTown Communications Network, Inc.              1985
----------------------------------------------------------------------------------------------------------------
S. Kent Rockwell            56       Chairman, CEO, President                                     1987
----------------------------------------------------------------------------------------------------------------
John D. Sanders             62       Investor/Consultant                                          1982
----------------------------------------------------------------------------------------------------------------

*Reflects the year first elected or appointed to the Board of Directors of S.T. Research Corporation ("STR") or Daedalus Enterprises, Inc. ("DEI"). On June 9, 1998, a newly formed wholly-owned subsidiary of DEI merged into STR which thereafter merged into DEI (which had on the same date changed its name to Sensys Technologies Inc., and subsequently changed its name to Sensytech, Inc.). This overall transaction is hereafter referred to in this Proxy Statement as the "Merger". Messrs. Bernard, Perrino and Rockwell were elected or appointed to the Board of Directors of the Company in June 1998 in connection with the Merger.

                     CERTAIN INFORMATION REGARDING NOMINEES
                             AND EXECUTIVE OFFICERS

       S. Kent Rockwell, Chairman of the Board, CEO, and President, is former Chairman of the Board, CEO, and President of Astrotech International Corporation, where he served from 1986 to 1997. Mr. Rockwell has served as Chairman of Rockwell Forest Products, Inc. since 1983, Appalachian Timber Services, Inc. since 1988, and Chairman and President of Rockwell Venture Capital, Inc. since 1983. Mr. Rockwell previously served on the board of Rockwell International, Inc. from 1973 to 1983.

       S. R. Perrino, Director, served as Chairman of the Board, CEO, and President of STR from its inception in 1972 until July 7, 1998. He continued to serve as Chairman of the Board until February 9, 2000. From 1967 to 1974, Mr. Perrino worked as a consultant to the U.S. Navy for threat warning systems, and to various companies including STR, Systems Dynamic, Inc., and System Consultants. From 1960 through 1967, Mr. Perrino served as Director of Marketing/Project Engineer for Radiation Systems, Inc. where he was one of the original founders.

       Dr. Charles W. Bernard, Director, served in a number of Government positions. He was Technical Director of the Naval Weapons Laboratory in Dahlgren, Virginia, from 1973 to 1975, and the Naval Ordnance Laboratory in White Oak, Maryland, from 1975 to 1977. He was Director of Land Warfare on the staff of the Under Secretary of Defense for Research, Development and Acquisition from 1978 to 1988. He founded the Columbia Bay Company and co-founded K&B Engineering Associates in 1995. Dr. Bernard has been on the boards of directors of the Naval Weapons Laboratory from 1969 to 1975, the Naval Ordnance Laboratory from 1975 to 1977, the Naval Surface Weapons Center from 1975 to 1977, the Columbia Bay Company from 1988 to present, and K&B Engineering Associates from 1995 to present.

       Dr. John D. Sanders, Director, serves as a business consultant to emerging technology companies. He was Chairman and Chief Executive Officer of Tech News, Inc., a technology news publisher, from 1988 to 1996, prior to its sale to the Washington Post Company. In addition, Dr. Sanders has been a Registered Representative (now inactive) of Wachtel & Co., Inc., a Washington D.C.-based stock brokerage firm, since 1968. Dr. Sanders serves on the boards of directors of Hadron Inc., ITC Learning Corporation, and Comtex News Network, Inc.

       Mr. John Irvin, Director, is President of Innovative Benefits Consulting, Inc., a benefits and insurance consulting firm. From 1983 through 1993, Mr. Irvin was Vice Chairman and co-founder of Mid Atlantic Capital Group and

President of Mid Atlantic Insurance Corporation, where he specialized in serving the financial planning, asset management and insurance needs of high net worth individuals. He also chaired the committee which oversaw mergers, acquisitions and strategic planning for the company. Prior to that, Mr. Irvin managed his own certified public accounting firm. He serves on the board of directors of Partners Financial, a national producer group.

       Mr. Philip H. Power, Director, has served as Chairman of HomeTown Communications Network, Inc., Livonia, Michigan, (formerly known as Suburban Communication Corporation) and a publisher of numerous daily and weekly newspapers for more than 20 years. Mr. Power currently serves on the Board of Jacobson Stores, Inc.

                            OTHER EXECUTIVE OFFICERS

       Mr. Donald F. Fultz joined Sensytech, Inc. in July 1996 as Director of Business Operations. In May 2000, Mr. Fultz assumed the responsibilities of Chief Financial Officer/Treasurer. He has more than 23 years experience in commercial, international, and Government procurement for services, manufacturing, and development programs. Prior to joining Sensytech, Mr. Fultz was a member of the senior staff of Booz, Allen, and Hamilton.

       Mr. Donald F. Gardner has been Vice President of the Electronic Warfare Group at Sensytech, Inc. since 1995. Mr. Gardner has been involved with a broad spectrum of domestic and international electronic warfare systems. Previous associations were with Argosystems, Syscon Corporation, and HRB-Singer in various management and engineering positions.

       Mr. James D. Ross has been the Vice President of the Communications Group with Sensytech, Inc. since May 2000. Prior to this position, Mr. Ross was a Program Manager with Sensytech providing management, business development, and engineering expertise on a variety of programs for U.S. Government, international, and commercial customers.

       Mr. Lloyd A. Semple, Secretary, is the Chairman and Chief Executive Officer of Dykema Gossett, a Michigan-based law firm. He has practiced general corporate law for more than 35 years, including acquisitions, divestitures, mergers, tender offers and financings. He has served as outside counsel for several Michigan-based public and private business enterprises, and has served as securities and bond counsel for several Michigan-based health care institutions. Mr. Semple is a member of the Detroit Metropolitan Bar Association, the American Bar Associations (Business Law Section; member of several securities law special task forces) and the State Bar of Michigan.

                      MEETINGS AND COMMITTEES OF THE BOARD

       During the last fiscal year, the Board of Directors of the Company met a total of four times. The Audit Committee met four times, and the Executive Compensation/Stock Option Committee met one time. Each of the directors attended 75% or more of the aggregate number of meetings of the Board and Committees on which he served during the last fiscal year.

       The members of the Audit Committee are Messrs. Bernard, Irvin, Perrino, Rockwell, and Sanders. All of the members of the Audit Committee are deemed to be independent under Rule 4200(a)(15) of the National Association of Security Dealers' listing standard, except Mr. Rockwell. The Board of Directors has adopted a written Audit Committee charter as contained herein as Appendix I. Generally, the Audit Committee recommends for approval by the Board of Directors the independent auditors for each fiscal year; reviews with the independent auditors the scope and results of the audit engagement, upon discussion with management and the independent auditors; recommends to the Board of Directors to include the audited financial statements in the Annual Report; and reviews any non-audit services to be performed by the independent auditors. The Audit Committee also examines the scope and results of the Company's procedures, the adequacy of its system of internal accounting and financial controls, and evaluates the independence of the independent auditors and their fees for services.

       The members of the Executive Compensation/Stock Option Committee are Messrs. Bernard, Irvin, Power, and Sanders. The Executive Compensation/Stock Option Committee is responsible for reviewing the performance of, and recommending salaries and other compensation arrangements for, officers of the Company, as well as reviewing bonus, pension and other compensation plans prepared by management for consideration by the Board, and performing such other functions as may be delegated to it under the provisions of any bonus, stock option, pension or other compensation plan adopted by the Company.

       The Company does not have a standing nominating committee.

                             AUDIT COMMITTEE REPORT

       The Audit Committee has reviewed and discussed the audited financial statements with management. It has also discussed with the independent auditors the matters required to be discussed by SAS 61, as it has been modified or supplemented. The Committee has received the written disclosure and the letter from the independent accountants which is required by Independent Standards Board Standard No. 1 (Independence Standards Board Standard No. 1 Independence Discussions with Audit Committee), as it has been modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Based upon the review and the discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year which was filed with the Securities and Exchange Commission.

/s/ The Audit Committee
-------------------------------------------------------------------------------
Charles Bernard, John Irvin, S. R. Perrino, S. Kent Rockwell, and John Sanders

                            COMPENSATION OF DIRECTORS

           Effective June 9, 1998, outside directors receive $1,200 per quarter with an additional payment of $300 for each Board or Committee meeting attended, and are reimbursed for travel expenses incurred in connection with their attendance at Board and Committee meetings. Employee directors do not receive directors' fees.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

           The following table sets forth the annual compensation for the years indicated for the person who served as the Company's Chief Executive Officer during fiscal 2000 and for the three most highly compensated executive officers of the Company, other than the Chief Executive Officer, who served during fiscal 2000.

--------------------------------------------------------------------------------------------------------------------------
      Name and
     Principal          Fiscal
      Position           Year             Annual Compensation                      Long Term Compensation
--------------------------------------------------------------------------------------------------------------------------
                                                         Other Annual
                                  Salary     Bonus(1)  Compensation(2)         Awards             Payouts
                                   ($)          ($)          ($)
--------------------------------------------------------------------------------------------------------------------------

                                                                                    Securities
                                                                       Restricted   Underlying
                                                                         Stock     Options/SARs     LTIP     All Other
                                                                      Award(s)(3)       (#)       Payouts   Compensation
--------------------------------------------------------------------------------------------------------------------------
S. Kent
Rockwell              2000(4)     $136,536    $     0   $       0     $         0           0       $ 0         $ 0
Chairman,             1999(4)     $ 96,919    $   300   $       0     $         0           0       $ 0         $ 0
CEO, President        1998(4)     $      0    $     0   $       0     $         0           0       $ 0         $ 0
--------------------------------------------------------------------------------------------------------------------------
Donald F. Fultz       2000        $120,098    $11,240   $   4,258     $    11,240           0       $ 0         $ 0
CFO/Treasurer         1999        $      0    $     0   $       0     $         0           0       $ 0         $ 0
                      1998        $      0    $     0   $       0     $         0           0       $ 0         $ 0
--------------------------------------------------------------------------------------------------------------------------
Donald F. Gardner     2000        $119,252    $11,841   $   6,912     $    11,841           0       $ 0         $ 0
VP, EW Group          1999        $      0    $     0   $       0     $         0           0       $ 0         $ 0
                      1998        $      0    $     0   $       0     $         0           0       $ 0         $ 0
--------------------------------------------------------------------------------------------------------------------------
James D. Ross         2000        $108,257    $10,524   $   3,678     $    10,524           0       $ 0         $ 0
VP, Communications    1999        $      0    $     0   $       0     $         0           0       $ 0         $ 0
Group                 1998        $      0    $     0   $       0     $         0           0       $ 0         $ 0
--------------------------------------------------------------------------------------------------------------------------
Lloyd A. Semple       2000(5)     $      0    $     0   $       0     $         0           0       $ 0         $ 0
Secretary             1999        $      0    $     0   $       0     $         0           0       $ 0         $ 0
                      1998        $      0    $     0   $       0     $         0           0       $ 0         $ 0
--------------------------------------------------------------------------------------------------------------------------


(1)    Paid pursuant to the Company's Incentive Compensation Plan.

(2) Detail of amounts reported in the "Other Annual Compensation" column is provided in the following table.

(3) Paid pursuant to the Company's Incentive Compensation Plan. Shares vest upon one-year anniversary of the stock award.

(4) Mr. Rockwell became an unpaid employee of the Company effective July 1, 1998. He began receiving compensation at an annual rate of $100,000 effective October 1, 1998, and $200,000 effective May 29, 2000.

(5)    Mr. Semple is an outside Secretary for the Board of Directors.

       The following table provides information regarding Other Annual Compensation not properly categorized as salary or bonus:

-------------------------------------------------------------------------------------------------
                                       401(k)/
                                       PENSION
OFFICER'S                FISCAL         PLAN         EXCESS LIFE        EXCESS         AUTO/
  NAME                    YEAR      CONTRIBUTION      INSURANCE        VACATION        FUEL
-------------------------------------------------------------------------------------------------
S. Kent Rockwell          2000          $5,056          $ 592            $   0        $  145
                          1999          $2,201          $ 458            $   0        $    0
                          1998          $    0          $   0            $   0        $    0
-------------------------------------------------------------------------------------------------
Donald F. Fultz           2000          $3,996          $ 262            $   0        $    0
                          1999          $    0          $   0            $   0        $    0
                          1998          $    0          $   0            $   0        $    0
-------------------------------------------------------------------------------------------------
Donald F. Gardner         2000          $4,002          $ 506            $   0        $2,404
                          1999          $    0          $   0            $   0        $    0
                          1998          $    0          $   0            $   0        $    0
-------------------------------------------------------------------------------------------------
James D. Ross             2000          $3,576          $ 102            $   0        $    0
                          1999          $    0          $   0            $   0        $    0
                          1998          $    0          $   0            $   0        $    0
-------------------------------------------------------------------------------------------------
Lloyd A. Semple           2000          $    0          $   0            $   0        $    0
                          1999          $    0          $   0            $   0        $    0
                          1998          $    0          $   0            $   0        $    0
-------------------------------------------------------------------------------------------------


                                     OPTIONS

       The following table provides information concerning stock option exercises in fiscal 2000 by the Named Officers and the value of their unexercised options at September 30, 2000.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR-END OPTION/SAR VALUES

---------------------------------------------------------------------------------------------------
                                                                                    VALUE OF
                                                          NUMBER OF               UNEXERCISED
                                                         UNEXERCISED              IN-THE-MONEY
                          SHARES                          OPTIONS AT               OPTIONS AT
                         ACQUIRED                        FISCAL YEAR              FISCAL YEAR
                            ON          VALUE              END (#)                  END ($)
                         EXERCISE      REALIZED        EXERCISABLE (E)/         EXERCISABLE (E)/
NAME                       (#)           ($)          UNEXERCISABLE (U)        UNEXERCISABLE (U)

---------------------------------------------------------------------------------------------------
S. Kent Rockwell            0            $ 0                    0               $       0
---------------------------------------------------------------------------------------------------
Donald F. Fultz             0            $ 0                6,000 (E)           $  24,000 (E)
---------------------------------------------------------------------------------------------------
Donald F. Gardner           0            $ 0                5,000 (E)           $  20,000 (E)
---------------------------------------------------------------------------------------------------
James D. Ross               0            $ 0                6,000 (E)           $  24,000 (E)
---------------------------------------------------------------------------------------------------
Lloyd A. Semple             0            $ 0                3,000 (E)           $  12,000 (E)
---------------------------------------------------------------------------------------------------


                           INCENTIVE COMPENSATION PLAN

       The Company has adopted an Incentive Compensation Plan for all employees, including executive officers, under which performance targets are established for each fiscal year. Each employee earns an incentive bonus consisting of a combination of a cash payment and shares of Company Common Stock. Mr. Rockwell does not participate in the Incentive Compensation Plan.

                             TERMINATION AGREEMENTS

       Dr. Joseph C. Hassab, a former executive officer of the Company, and the Company entered into a Separation Agreement and Release of Claims dated September 21, 2000 (the "Agreement"). Under the Agreement, the Company agreed to pay Dr. Hassab $209,600 salary for two years and a $152,109 annual lump sum payment for two years commencing May 24, 2000. In addition, Sensytech will maintain Dr. Hassab's health benefits for two years from the date of termination through May 2002.

       Thomas R. Ory and Charles G. Stanich voluntarily retired and resigned, respectively, their employment with the Company, and received three months salary each.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). They are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no other reports were required for fiscal year 2000, the Company believes that all Section 16(a) filing requirements applicable to the directors, officers and 10% stockholders were complied with.

                                   PROPOSAL 2

             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

       The Board of Directors has, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending September 30, 2000, and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has been the independent auditors of the Company since the Merger.

       During the Company's two most recent fiscal years, there has been no reportable event as defined in Regulation S-B Item 304(s)(1)(v).

       The Company engaged PricewaterhouseCoopers LLP (formerly Coopers & Lybrand, L.L.P.) as the Company's new independent accountants as of June 9, 1998. PricewaterhouseCoopers LLP had served as the independent accountants of STR for fiscal year ended September 30, 1997. The Company has been advised by PricewaterhouseCoopers LLP that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent certified public accountants and their clients during the last fiscal year. Representatives of PricewaterhouseCoopers LLP will attend the meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS.

                                     GENERAL

       At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

               STOCKHOLDER PROPOSALS FOR YEAR 2002 ANNUAL MEETING

       Proposals by stockholders, which are intended to be presented at the Company's 2002 Annual Meeting of Stockholders, must be submitted in writing to the Secretary of the Company no later than September 5, 2001. The submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy statement for the next annual meeting.

                                         By Order of the Board of Directors
                                         /s/ Lloyd A. Semple
                                         ---------------------------------------
                                         Lloyd A. Semple
                                         Secretary

               APPENDIX I. SENSYTECH, INC. AUDIT COMMITTEE CHARTER

FUNCTION OF THE COMMITTEE:

       The Committee will assist the Board in fulfilling the Board's oversight responsibilities relating to accounting for the Corporation's financial position and results of operations, as well as such other matters as may from time to time be specifically delegated to the Committee by the Board.

       While the Committee has the powers and responsibilities set forth in this Charter and the Corporation's Articles of Incorporation, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate or are in compliance with generally accepted accounting principles, which is the responsibility of management and the outside auditors. Likewise, it is not the responsibility of the Committee to conduct investigations, to resolve disputes, if any, between management and the outside auditors or to assure compliance with laws or the Corporation's corporate compliance program or code of ethics.

COMPOSITION OF THE COMMITTEE:

       REQUIREMENTS. The Committee will consist of at least three Board members. Each member of the Committee must be, in the opinion of the Board, free of any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities as a Committee member. In determining independence, the Board will observe the requirements of Rules 4200(a)(15) and 4310(c)(26) of the NASD Manual.

       Each member of the Committee must be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement, and cash flow statement or must become able to do so within a reasonable period of time after appointment to the Committee.

       At least one member of the Committee must have had past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in that individual's financial sophistication. Such experience may include being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

       APPOINTMENT. The Board will appoint the members of the Committee. The Board will, or will delegate to the members of the Committee the responsibility to, appoint a Chairman of the Committee. The Chairman of the Committee will, in consultation with the other members of the Committee, the Corporation's outside auditors and the appropriate officers of the Corporation, be responsible for calling meetings of the Committee, establishing agenda therefore and supervising the conduct thereof.

OUTSIDE AUDITORS:

       The outside auditors for the Corporation are ultimately accountable to the Board and the Committee. The Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors. Alternatively, the Committee and the Board may nominate the outside auditors to be proposed for stockholder approval in any proxy statement.

RESPONSIBILITIES OF THE COMMITTEE:

       The Committee will:

       1. Recommend Outside Auditors: Recommend to the Board annually, and at other appropriate times, the firm to be retained as the Corporation's outside auditors.

       2. Review Independence of Outside Auditors: In connection with recommending the firm to be retained as the Corporation's outside auditors, review the information provided by management and the outside auditors relating to the independence of such firm, including, among other things, information related to the non-audit services provided and expected to be provided by the outside auditors.

            The Committee is responsible for (1) ensuring that the outside auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the auditors and the Corporation consistent with Independence Standards Board Standard No. 1, (2) actively engaging in dialogue with the outside auditors with respect to any disclosed relationship or service that may impact the objectivity and independence of the outside auditors, and (3) taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditors.

       3. Review Audit Plan: Review with the outside auditors their plans for, and the scope of, their annual audit and other examinations.


       4. Conduct of Audit: Discuss with the outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

       5. Review Audit Results: Review with the outside auditors the report of their annual audit, or proposed report of their annual audit, the accompanying management letter, if any, the reports of their reviews of the Corporation's interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and the reports of the results of such other examinations outside of the course of the outside auditors' normal audit procedures that the outside auditors may from time to time undertake.

       6. Review Financial Statements: Review with appropriate officers of the Corporation and the outside auditors the annual and quarterly financial statements of the Corporation prior to public release thereof.

       7. Review Internal Audit Plans: Review with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the plans for and the scope of their ongoing audit activities.

       8. Review Systems of Internal Accounting Controls: Review with the outside auditors, the General Counsel and, if and to the extent deemed appropriate by the Chairman of the Committee, members of their respective staffs the adequacy of the Corporation's internal accounting controls, the Corporation's financial, auditing and accounting organizations and personnel and the Corporation's policies and compliance procedures with respect to business practices.

       9. Review Recommendations of Outside Auditors: Review with the appropriate members of the staff and management recommendations made by the outside auditors, as well as such other matters, if any, as such persons or other officers of the Corporation may desire to bring to the attention of the Committee.

       10. Securities Exchange Act: Obtain assurance from the outside auditors that Section 10A of the Securities Exchange Act has not been implicated.

       11. Review Other Matters: Review such other matters in relation to the accounting, auditing and financial reporting practices and procedures of the Corporation as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

       12. Board Reports: Report its activities to the Board in such manner and at such times as it deems appropriate.


MEETINGS OF THE COMMITTEE:

       The Committee shall meet at least four times annually, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Committee may request any officer or employee of the Corporation or the Corporation's outside legal counsel or outside auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may meet with management, the outside auditors and others in separate private sessions to discuss any matter that the Committee, management, the outside auditors or such other persons believe should be discussed privately.

CONSULTANTS:

       The Committee may retain, at such times and on such terms as the Committee determines in its sole discretion and at the Corporation's expense, special legal, accounting or other consultants to advise and assist it in complying with its responsibilities as set forth herein.

ANNUAL REPORT:

       The Committee will prepare, with the assistance of management, the outside auditors and outside legal counsel, a report for inclusion in the Corporation's proxy or information statement relating to the annual meeting of security holders at which directors are to be elected that complies with the requirements of the federal securities laws.

ANNUAL REVIEW OF CHARTER:

       The Committee will review and reassess, with the assistance of management, the outside auditors and outside legal counsel, the adequacy of the Committee's Charter at least annually.

PROXY                                                                      PROXY

                        2001 ANNUAL STOCKHOLDERS' MEETING
                                 SENSYTECH, INC.

       The 2001 Annual Meeting of Stockholders of Sensytech, Inc. will be held at the main office of Sensytech, Inc., 8419 Terminal Road, Newington, Virginia, on Wednesday, February 14, 2001, at 10:00 a.m., local time. The undersigned hereby constitutes and appoints Joseph T. Houston and Priscilla A. Lyles, or either of them, with power of substitution, as attorneys and proxies to appear and vote, as designated below, all of the shares of Common Stock of Sensytech, Inc. that the undersigned is (are) entitled to vote at the 2001 Annual Meeting and at any adjournments thereof, upon the following matters which are being proposed by the Company:

     1. Election of Directors. For the election as directors of all nominees listed below (except as marked to the contrary): [ ]

         [  ] Charles W. Bernard; [  ] John Irvin; [  ] S. R. Perrino; [  ] Philip H. Power;
         [  ] S. Kent Rockwell; [  ] John D. Sanders

Withhold authority for the following:

         [  ] Charles W. Bernard; [  ] John Irvin; [  ] S. R. Perrino; [  ] Philip H. Power;
         [  ] S. Kent Rockwell; [  ] John D. Sanders

Withhold authority for all nominees:  [  ]

     2. Ratification of selection of independent auditors. To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the 2001 Fiscal Year.

           [  ]  FOR           [  ]  AGAINST                  [  ]  ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED JANUARY 12, 2001 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated January 12, 2001, and the 2000 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

                                   ---------------------------------------------
                                   Signature                              Date


                                   ---------------------------------------------
                                   Signature                              Date

                                   NOTE: Please sign exactly as name(s)
                                   appear(s) on stock records. When signing as attorney, administrator, trustee, guardian or corporate officer, please so indicate.

                                                       Comments/Address Changes:



I/We plan to attend the Annual Meeting. ________

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SENSYTECH, INC.


                                       2